UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                OCTOBER 13, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                        AMERICAN EXPLORATION CORPORATION
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


            NEVADA                    333-141060                  98-0518266
____________________________   ________________________      ___________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


                      407 2ND ST SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
        ________________________________________           __________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 233-8484
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                    ________



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SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on October 13, 2009, the Board of Directors of American Exploration Corporation, a Nevada corporation (the "Company"), authorized the execution of a 5% convertible debenture in the principal amount of $100,000.00 Canadian Dollars (the "Debenture") with DMS Ltd. ("DMS"). In accordance with the terms and provisions of the Debenture: (i) DMS has loaned the Company an aggregate amount of $100,000.00 Canadian Dollars, which accrues interest at the rate of 5% per annum; (ii) the maturity date for repayment is the earlier of: (a) that date when the Company is able to meet the insolvency test (i.e., when the Company has sufficient funds in its cash account to meet its obligations as they arise on a daily basis, which shall be determined by management in good faith); or (b) January 13, 2010; and (iii) DMS has the right at any time to convert the unpaid principal amount of the Debenture into shares of common stock of the Company at the price of $0.50 per share.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

    Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(C) SHELL COMPANY TRANSACTION.

    Not applicable.

(D) EXHIBITS.

      10.1 5% Convertible Debenture between American Exploration Corporation and DMS Ltd. dated October 13, 2009.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     AMERICAN EXPLORATION CORP.


Date: October 19, 2009.


                                     /s/ STEVEN HARDING
                                     ________________________________________
                                     Name:  Steven Harding
                                     Title: President/Chief Executive Officer



















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